EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, Robert Mahan, Chief Financial Officer of Network-1 Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify to his knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Mahan
Chief Financial Officer (Principal Financial Officer) November 2, 2023